Financial expenses (Tables)	12 Months Ended
Dec. 31, 2021
Financial expenses
Schedule of financial expenses

DKK thousand	2021	2020	2019
Interest expenses	-4,091	-2,895	-3,205
Fair value adjustments of marketable securities, cf. note 22	0	-2,103	0
Fair value adjustments of other investments, cf. note 16	-8,217	0	0
Other financial expenses	-3,473	-4,829	-185
Exchange rate adjustments (primarily on USD deposits)	0	-39,487	0
Total financial expenses	-15,781	-49,314	-3,390